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Exhibit 10.1

                         WARRANT SOLICITATION AGREEMENT

         THIS WARRANT SOLICITATION AGREEMENT ("Agreement") is dated as of August 30, 2003, by and between Action Products International, Inc. (the "Company") and J.P. Turner & Co., LLC ("Broker").

                                    RECITALS

         WHEREAS, the Company desires to retain Broker to act as a nonexclusive Warrant Solicitation Agent in connection with the solicitation of the exercise of the Company's publicly traded warrants; and

         WHEREAS, as of July 31, 2003, the Company had outstanding 3,272,092 redeemable common stock purchase warrants (the "Public Warrants") issued pursuant to that Warrant Agreement by and between the Company and Registrar and Transfer Company dated June 12, 2003 (the "Warrant Agreement"); and

         WHEREAS, each Public Warrant entitles the holder to purchase one share of the Company's Common Stock for $2.00 per share; and

         WHEREAS, the Company desires Broker to act on behalf of the Company, and Broker is willing to do so in connection with the exercise of the Public Warrants;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

1. Appointment of the Solicitation Agent. The Company hereby appoints Broker to act as a nonexclusive Solicitation Agent for the Company in connection with the exercise of the Public Warrants and Broker hereby accepts such appointment. The Broker shall, consistent with its obligations under applicable laws and the rules and regulations of the National Association of Securities Dealers ("NASD"), use its reasonable best efforts to maximize the number of Public Warrants which are exercised, including appropriate communications with the record owners and beneficial owners of the Public Warrants, as well as with said owners' brokers, agents or other representatives.

2. Warrant Solicitation Fee.

         (a) Amount of Solicitation Fee. The Company shall pay Broker a fee consisting of a cash payment equal to ten percent of the total proceeds received from the exercise of those Public Warrants for whom Broker was properly designated as the soliciting broker on the Exercise Form of the Warrant Certificate evidencing the Public Warrants exercised (the "Solicitation Fee").

         (b) Conditions to Payment of Solicitation Fee. The Company shall only be obligated to pay the Solicitation Fee to Broker if all of the following conditions are met: (i) the exercise of the Public Warrants are in accordance with the Warrant Agreement, (ii) the actions of Broker in soliciting the exercise of the Public Warrants have been consistent with applicable federal and state securities laws, the guidelines of the NASD and applicable SEC rules and regulations, including Regulation M; and (iii) disclosure of the Company's compensation arrangement with Broker is made by the Broker in documents provided to the holders of the Public Warrants.


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         (c) Timing of Payment of  Solicitation  Fee.  Within  fifteen (15) days after the end of each month, the Company will deliver a notice to Broker setting forth the number of Public Warrant certificates which have been properly completed for exercise by holders of the Public Warrants for which Broker has solicited in accordance with this Agreement and the Warrant Agreement, together with payment of the Solicitation Fee with respect to the Public Warrants so exercised and any documentation requested by Broker.

         (d) Entire  Solicitation  Fee.  The amounts to be paid to Broker  under
Section 2(a) above represent the entire amount payable by the Company to Broker, its agents, brokers or representatives in connection with the services described under Section 1 of this Agreement and shall also include any amounts which are adjudicated to be owed to any third parties as a result of Broker's commitments to such third parties.

         (e) Broker shall be responsible for compliance with applicable state securities and "blue sky" laws in connection with the solicitation of the Public Warrants. Broker shall notify the Company of the states of residence of holders of the Public Warrants in which Broker intends to solicit the exercise of the Public Warrants.

3. Representations and Warranties of the Company. The Company represents and warrants as follows:

         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding agreement and obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, including, without limitation laws regarding fraudulent or preferential transfers, or by the principles governing the availability of equitable remedies.

         (b) The Company's Registration Statement ("Registration Statement") on Form S-3 (File No. 333-106713), registering the sale of the shares of Common Stock issuable upon exercise of the Public Warrants (the "Warrant Shares"), was declared effective by the Securities and Exchange Commission (the "Commission") on July 31, 2003. The Commission has not issued any orders preventing or suspending the use of the Prospectus contained in the Registration Statement and the Prospectus (as modified or supplemented by information incorporated by reference into such Prospectus) as well as the Company's other public filings (the "SEC filings") conforms, and during the effectiveness of this Agreement will conform, in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and do not, and during the effectiveness of this Agreement will not, include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (c) The Warrant Shares have been duly authorized, have been duly reserved for issuance and upon exercise of the Public Warrants and payment to the Company of the exercise price therefor, the Warrant Shares will be validly issued, fully paid and non-assessable.

         (d) Neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated hereby will (i) conflict with or result in any



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breach  of any  provision  of the  Articles  of  Incorporation  or Bylaws of the
Company,  each  as  amended  to  date;  (ii)  require  any  consent,   approval,
authorization or permit from, or filing with or notification to, any United States or foreign governmental or regulatory authority or other third party, except for any such consents, approvals, authorizations, permits, filings or notifications, the absence of which would not have a material adverse effect on the Company or the Public Warrants; (iii) result in a breach of the terms, conditions or provisions of, constitute a default (or an event which, upon notice or lapse of time or both, would constitute a default) under or cause, permit or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material agreement or other material instrument or obligation to which the Company is a party or by which the Company is bound; or (iv) conflict with or result in a violation of any provision of (A) any statute, rule, regulation or ordinance which conflict or violation might have a material adverse impact on the Company or the Public Warrants, or (B) any material order, writ, injunction, judgment, award, decree, permit or license applicable to the Company or any of the Company's properties or assets.

4. Representations and Warranties of Broker. Broker represents and warrants as follows:

         (a) Broker is a corporation or other entity duly organized, validly existing and in good standing under the laws of the state of its organization or incorporation and has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All proceedings on the part of Broker necessary to authorize this Agreement and the transactions contemplated hereby have been duly and validly taken. This Agreement has been duly and validly authorized, executed and delivered by Broker, constitutes the legal, valid and binding agreement and obligation of
Broker, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, including, without limitation laws regarding fraudulent or preferential transfers, or by the principles governing the availability of equitable remedies.

         (b) Neither the execution and delivery of this Agreement by Broker nor the consummation of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the governing instruments of Broker, each as amended to date; (ii) require any consent, approval, authorization or permit from, or filing with or notification to, any United States or foreign governmental or regulatory authority or other third party, including the Securities and Exchange Commission, and the National Association of Securities Dealers by Broker; (iii) result in a breach of the terms, conditions or provisions of, constitute a default (or an event which, upon notice or lapse of time or both, would constitute a default) under or cause, permit or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material agreement or other material instrument or obligation to which Broker is a party or by which Broker is bound; or (iv) conflict with or result in a violation of any provision of (A) any statute, rule, regulation or ordinance which conflict or violation might have a material adverse impact on Broker, including the Rules of the National Association of Securities Dealers and the Rules and Regulations of the Commission or (B) any material order, writ, injunction, judgment, award, decree, permit or license applicable to Broker or any of Broker's properties or assets.

         (c) Broker is familiar with the terms of the Warrant Agreement.

5.       Indemnification.



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

         (a) The Company agrees to indemnify and hold harmless Broker and each person who controls Broker within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or the common law or otherwise, and the Company agrees to reimburse Broker and controlling person for any legal or other expenses incurred by the respective indemnified parties in connection with defending against such losses, claims or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreements of the Company contained in this paragraph (a) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of Broker.

         (b) Broker agrees to indemnify and hold harmless the Company, each of its officers and directors, and each person who controls the Company within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or the common law or otherwise and to reimburse each of them for any legal or other expenses incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation of inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon any untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made by or on behalf of Broker other than as provided in the Registration Statement and Prospectus.

         (c) Each party  indemnified  under the provision of paragraphs  (a) and
(b) of this Section 5 agrees that, upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such paragraphs, it will promptly give written notice (the "Notice") of such notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in such paragraphs shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was prejudiced by the failure to give the Notice. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable amount of time after receipt of the Notice by giving written notice (herein called the Notice of Defense) to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may



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

be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties and (ii) in any event, the indemnified party or parties shall be entitled to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under paragraphs (a) and (b) of this Section 5 for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party or parties shall bear the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the proviso to the preceding sentence and (B) the indemnifying party or parties shall bear such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

         (d) No indemnifying party will, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any person who controls such indemnified party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of such indemnified party and each controlling person from all liability arising out of such claim, action, suit or proceeding.

6. Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated by the Company at any time and for any reason effective the close of the Company's next business day after delivery of written notice of termination to Broker in accordance with Section 7(e) herein. If this Agreement is terminated pursuant to this Section 6, this Agreement shall thereafter have no effect except for (i) the Company's obligation to pay the Solicitation Fee for exercises of Public Warrants prior to the effectiveness of said termination and (ii) both parties' indemnification obligations under
Section 5 above, all of which shall survive the termination of this Agreement.

7. Miscellaneous.

         (a) Survival of Representations and Warranties. The parties' respective representations and warranties contained in this Agreement shall survive until three years after the termination of this Agreement at which time they shall expire and be deemed terminated and thereafter neither party may claim any damage for breach thereof.

         (b) Amendment and Waiver. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefits thereof, but only in a writing signed by such party, and this Agreement may be amended or supplemented at any time, but only by written agreement of the Company and Broker. Any such waiver with respect to a failure to observe any such provision shall not operate as a waiver of any subsequent failure to observe such provision unless otherwise expressly provided in such waiver.



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         (c)  Expenses.  Except as  otherwise  provided in this  Agreement,  the
Company and Broker shall pay their respective fees, commissions, costs, and other expenses, separately incurred in connection with the preparation and
execution  of  this  Agreement  and  the   consummation   of  the   transactions
contemplated hereby.

         (d) Entire Agreement. This Agreement contains the entire agreement between the Company and Broker with respect to the solicitation of the exercise of the Public Warrants and the related transactions and supersedes all prior arrangements or understandings with respect thereto.

         (e) Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally or sent by fax (except for legal process) or certified mail, postage prepaid, to:

Company:          Action Products International, Inc.
                  390 N. Orange Avenue, Suite 2185
                  Orlando, FL 32801
                  Attn: Warren Kaplan, Chairperson of the Board
                  Fax No: (419) 781-3805

                  With copies to:
                  James G. Smith, Esq.
                  Tarter Krinsky & Drogin LLP
                  470 Park Avenue South, 14th Floor
                  New York, NY 10016
                  Fax No: (212) 481-9062

Broker:           J.P. Turner & Co., LLC
                  3340 Peachtree Road, Suite 2300
                  Atlanta, GA 30326
                  Attn: Patrick Power
                  Fax No: 732-747-0997

or to such other address or fax number as any party hereto may, from time to time, designate in a written notice given in a like manner. Notice given by fax shall be deemed delivered on the day the sender receives confirmation that such notice was received at the fax number of the addressee, provided that if the faxed notice is transmitted by the sender after 5:00 p.m. (Eastern time), it shall be deemed to have been delivered the following day. Notice given by mail as set out above shall be deemed delivered three calendar days after the date the same is postmarked.

         (f) Assignment. Except as provided in the following sentence, this Agreement may not be assigned, by operation of law or otherwise, and any attempt to do so shall be void. This Agreement shall be binding upon and inure to the benefit of successors and assigns of the parties hereto.

         (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of laws.

         (h) Arbitration. The parties agree that any controversy, claim or dispute arising out of or relating to this Agreement shall be settled by arbitration before a single arbitrator to be in



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the  City of New  York,  State  of New York in  accordance  with the  Commercial
Arbitration  Rules  of the  American  Arbitration  Association  then in  effect.
Judgment may be entered on the Arbitrator's award in any court having jurisdiction, and the parties consent to the jurisdiction of the courts of New York for this purpose.

         (i) Construction of Agreement. Each of the parties hereto acknowledges and agrees that no provision in this Agreement is to be interpreted for or against any party because that party or that party's legal representative drafted the provision.

         (j) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  [remainder of page intentionally left blank]



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

ACTION PRODUCTS INTERNATIONAL, INC.

By: /s/ ROBERT L. BURROWS
    ---------------------------------------
Name: Robert L. Burrows
Title: CFO

J.P. Turner & Co., LLC

By: /s/ PATRICK POWER
    ---------------------------------------
Name: Patrick Power
Title: Managing Director




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